UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2006

ATLANTIC TELE-NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	Commission File Number	(IRS Employer
jurisdiction of incorporation)		Identification No.)

10 Derby Square
Salem, Massachusetts 01970
(Address of principal executive offices and zip code)

(978) 745-8106
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events; Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard Transfer of Listing.

On May 12, 2006, Atlantic Tele-Network, Inc. (the “Company”) announced that its common stock had been approved for listing on the NASDAQ National Market. The Company expects to take definitive action to complete its listing transfer from the American Stock Exchange to the NASDAQ National Market and commence trading under the symbol “ATNI” on the NASDAQ National Market on May 23, 2006.

In addition, on May 17, 2006, the Board of Directors of the Company declared a quarterly dividend of $0.12 per share, payable on June 23, 2006 on all common shares outstanding to shareholders of record as of June 12, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC TELE-NETWORK, INC.

By:	/s/ MICHAEL T. PRIOR
President and Chief Executive Officer

Dated:  May 18, 2006